SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-54205

Date of Report: May 27, 2016

Pacific Sands, Inc.
(Exact name of registrant as specified in its charter)

Nevada	88-0322882
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

4611 Green Bay Road, Kenosha, WI	53144
(Address of principal executive offices)	(Zip Code)

(262) 925-0123
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Terry Haggerty has resigned from Pacific Sands, Inc. Board of Directors effective immediately. Mr. Haggerty did not resign as a result of any disagreements with the company on any matter relating to the company's operations, policies or practices.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of business acquired. None.

(b)	Pro forma financial information. None.

(c)    Shell Company Transaction. Not applicable.

(d)  Exhibits.*

None
* Exhibits and schedules have been omitted pursuant to Item 601 (b)(2) of Regulation S-K.   The Company hereby undertakes to furnish copies of any omitted exhibits and schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 27, 2016	Pacific Sands, Inc.

By: /s/ Michael D. Michie
Michael Michie President & CEO